UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 20, 2007

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

           NEBRASKA                    001-31924               84-0748903
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)


            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

        On April 20, 2007, Nelnet, Inc. (the "Company") issued a press release announcing that the Company had agreed with the Nebraska Attorney General to voluntarily adopt a Nelnet Student Loan Code of Conduct, post a copy of a review of the Company's business practices on its web site, and commit $1 million to help educate students and families on how to plan and pay for their education. Copies of the press release, the letter agreement with the Nebraska Attorney General, and the review to be posted on the Company's web site are attached to this report as Exhibits 99.1, 99.2, and 99.3, respectively.

        Information contained in this report, other than historical information, may be considered forward looking in nature and is subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, or expected. Among the key factors that may have a direct bearing on the Company's operating results, performance, or financial condition expressed or implied by the forward-looking statements are the uncertain nature of the future impact of the Code of Conduct, any future developments with respect to the regulatory framework, changes in terms of student loans and the educational credit marketplace, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, or changes in the general interest rate environment and in the securitization markets for education loans.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits. The following exhibits are filed as part of this report:

       Exhibit No.
                                               Description
       -------------    --------------------------------------------------------
           99.1         Press release of Nelnet, Inc. dated April 20, 2007 -
                        "Nelnet Agrees With Nebraska Attorney General to
                        Voluntarily Adopt Student Loan Code of Conduct; Makes
                        Commitment to Help Families Plan and Pay for Their
                        Education".

           99.2 Letter Agreement dated April 20, 2007 with the Nebraska Attorney General.

           99.3 Items Under Review and Consideration from review of Nelnet, Inc. business practices.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NELNET, INC.


Date:  April 24, 2007                   By:    /s/ TERRY J. HEIMES
                                            ------------------------------------
                                                Terry J. Heimes
                                                Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit No.
                                          Description
  -------------    ----------------------------------------------------------
       99.1        Press release of Nelnet, Inc. dated April 20, 2007 -
                   "Nelnet Agrees With Nebraska Attorney General to
                   Voluntarily Adopt Student Loan Code of Conduct; Makes
                   Commitment to Help Families Plan and Pay for Their
                   Education".

      99.2 Letter Agreement dated April 20, 2007 with the Nebraska Attorney General.

      99.3 Items Under Review and Consideration from review of Nelnet, Inc. business practices.